SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 1999

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
 (Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.
1.01	Terms Agreement dated as of September 16, 1999 relating to the offering and sale of $300,000,000 principal amount of the 7.125% Notes Due 2009 (the "Notes").

4.01	Form of the Notes.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

S/ E. LISTON BISHOP, III

Date: October 12, 1999	By:__________________________________
E. Liston Bishop, III
Vice President and
Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
1.01	Terms Agreement dated as of September 16, 1999 relating to the offer and sale of $300,000,000 principal amount of the 7.125% Notes Due 2009.	5

4.01	Form of the Notes.	8